UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 14, 2010

        Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

Federally chartered
instrumentality of
the United States	001-14951	52-1578738
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (202) 872-7700

              No change
(Former name or former address, if changed since last report)

Section 8 – Other Events

Item 8.01.  Other Events.

The Federal Agricultural Mortgage Corporation (“Farmer Mac” or the “Corporation”) is filing this Current Report on Form 8-K to update certain historical financial information included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”) to provide investors with supplemental financial information and historical data that is on a basis consistent with the Corporation’s current segment reporting structure.  This updated information, which is contained in Exhibit 99 to this report, reflects revised financial information and disclosures as a result of changes in the Corporation’s segment financial reporting implemented during first quarter 2010.  Prior to first quarter 2010, Farmer Mac reported its financial results as a single segment using net income prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Beginning in first quarter 2010, Farmer Mac revised its segment financial reporting by using core earnings, a non-GAAP financial measure, to reflect the manner in which management had been assessing the Corporation’s performance since the contribution of substantially all of the Corporation’s Farmer Mac II program business to a subsidiary, Farmer Mac II LLC, in January 2010.  On May 10, 2010, the Corporation filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, in which Farmer Mac presented its financial results to reflect the new reportable segments.

Exhibit 99 to this report contains unaudited financial information and disclosures for the years ended December 31, 2009, 2008 and 2007 to reflect the segment disclosures as if they had been in effect for all periods presented in the 2009 Form 10-K.  This supplemental segment financial information does not revise or restate any previously reported financial results in the Corporation’s consolidated balance sheets or consolidated statements of operations, stockholders’ equity or cash flows in any prior period and is provided to enable investors to compare previous results to current results.  The Corporation will revise its annual audited financial statements included under Part II, Item 8 in the 2009 Form 10-K and the Discussion and Analysis of Financial Condition and Results of Operations included under Part II, Item 7 in the 2009 Form 10-K as soon as practicable.  Although Farmer Mac believes that the unaudited information contained in Exhibit 99 fairly reflects in all material respects the segment disclosures as if they had been in effect for all periods presented in the 2009 10-K, no assurance can be given that material revisions to the unaudited information will not be made after further review and audit.

Updates to the 2009 Form 10-K contained in Exhibit 99 relate solely to the presentation of segment-specific disclosures on a basis consistent with Farmer Mac’s current segment reporting methodology applied to prior periods.  All other information in the 2009 Form 10-K remains unchanged and has not been otherwise updated for events occurring after the filing date of March 16, 2010.  The information in this report should be read in conjunction with Farmer Mac’s 2009 Form 10-K, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 and its Current Reports on Form 8-K filed on January 25, 2010, February 10, 2010, March 11, 2010, April 5, 2010 and June 7, 2010.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.	Farmer Mac’s updated and unaudited financial information and disclosures for the years ended December 31, 2009, 2008 and 2007 to reflect current segment disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE
CORPORATION

By:	/s/ Jerome G. Oslick
	Name:	Jerome G. Oslick
	Title:	Senior Vice President – General Counsel

Dated:  July 14, 2010